THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED UNDER UNITED STATES
FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR
OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE
SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, UNLESS PURSUANT TO
REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS
OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM.

                            FEE ARRANGEMENT AGREEMENT

                            ANTHONY E. DEPRIMA, P.C.
                             STANFORD E. LERCH, P.C.

SurfNet Media Group, Inc. ("Company") is issuing, pursuant to the terms of this agreement ("Agreement"), shares of its common stock ("Shares") to Anthony E.
DePrima and Stanford E. Lerch, P.C. (each individually, "Subscriber," and collectively "Subscribers") in lieu of cash payment for certain professional fees for services previously rendered by Lerch & DePrima, P.L.C.

WHEREAS:

        (i)  The Subscribers have provided certain legal services to the
             Company.
        (ii) The Company currently owes the Subscribers professional fees for services rendered in the amount of $64,767.20 as reflected on
             Lerch & DePrima, P.L.C. Invoice # 1003 dated October 9, 2003, as adjusted.
        (iii)The Company proposed issuing equity interests in the Company in lieu of cash payment for professional fees, and the Subscribers, having considered the Company's cash needs and other relevant factors, regard the proposal as being in the Company's best interest.
        (iv) The Subscribers have not advised the Company regarding whether the proposal is in the Company's best interest, although the
             Subscribers and the Company both believe that the proposal is fair and reasonable for the Company.
        (v)  The Company desires to satisfy $54,767.20 of the professional fees it owes to the Subscribers by issuing equity interests in the Company to the Subscribers.
        (vi) The Company desires to issue 27,384 shares of common stock
             ("Shares") to the Subscribers in lieu of a cash payment in the amount of $54,767.20, or at $2.00 per Share.

NOW, THEREFORE, in consideration of the representations, warranties, mutual covenants and agreements of the parties contained in this Agreement, the parties agree as follows:

1. FEE ARRANGEMENT

On the terms and subject to the conditions of this Agreement, the Subscribers hereby accept, and irrevocably agree to purchase, 27,384 Shares (13,692 Shares to Stanford E. Lerch, P.C. and 13,692 Shares to Anthony DePrima, P.L.C.) in lieu of cash payment for $54,767.20 of the Company's obligation to the Subscribers for the services previously rendered by Lerch & DePrima, P.L.C. The Company will issue 27,384 Shares in satisfaction of $54,767.20 of the Company's obligation to the Subscribers for the services previously rendered by Lerch & DePrima, P.L.C.
Simultaneously with the execution of this Agreement, the Subscribers will credit the Company's account in the amount of $54,767.20, which will be applied to payment for the Shares. The Subscribers will also complete sign and deliver to the Company the investor questionnaire in the form attached hereto as Appendix
I.

2. DELIVERY OF SHARES

Upon the satisfaction of all the conditions set forth in Section 1 of this
Agreement, the Company will record the Subscribers' Share ownership in the books and records of the Company to reflect the investment. The Company will cause to be delivered to the Subscribers certificates representing the Shares purchased, registered in the name of "Stanford E. Lerch, P.C." and "Anthony DePrima." The
Company and the Subscribers agree to execute and deliver such other documents as may be necessary to complete the issuance of the Shares. The Company will also complete, sign and deliver to the Subscribers a counterpart of the signature page of the Client Acknowledgment and Consent, attached as Appendix II (the
"Client Acknowledgment and Consent").

BY EXECUTING BELOW, THE SUBSCRIBERS ACKNOWLEDGE THAT THE COMPANY IS RELYING UPON
THE ACCURACY AND COMPLETENESS OF THE REPRESENTATIONS CONTAINED HEREIN IN
COMPLYING WITH ITS OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS.

3. THE SUBSCRIBERS' REPRESENTATIONS AND WARRANTIES

The Subscribers makes the following representations and warranties to the
Company:

        (a) Each of the Subscribers is purchasing the Shares for the Subscriber's own account and for investment purposes only and has no present intention, agreement, or arrangement for the distribution, transfer, assignment, resale, or subdivision thereof. Each of the Subscribers also represents that the entire legal and beneficial interest of the
            Shares that the Subscriber is purchasing is being purchased for, and will be held for, the Subscribers' account only.

        (b) Each of the Subscribers recognizes that investment in the Shares involves substantial risks and has taken full cognizance of and understands all of the risks related to the purchase of the Shares. In making the decision to invest in the Shares, each of the Subscribers has relied on the information provided by the Company and certain documents and materials delivered by the Company, and on the
            Subscriber's own independent investigations and/or those of the

            Subscriber's own professional tax and other advisors. Each of he
            Subscribers has been given the opportunity to obtain information and to examine all documents relating to the Company, and to ask questions of, and to receive answers from, the officers of the Company concerning the Company, the officers and directors and the terms and conditions of this investment and to obtain any additional information, to the extent the Company possesses such information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All such questions have been answered to the full satisfaction of each of the
            Subscribers, and all information and documents, records and books pertaining to this investment, which the Subscriber has requested have been made available to the Subscriber.

        (c) Each of the Subscribers believes that he has such knowledge and experience in financial and business matters to evaluating the merits and risks of the prospective investment in the Shares.

        (d) Each of the Subscribers is able to (i) hold the Shares for an indefinite period of time, (ii) bear the economic risk of the
            Subscriber's investment in the Shares, and (iii) withstand a complete loss of such investment.

        (e) Each of the Subscribers is aware that the Shares have not been registered under the Securities Act of 1933, as amended ("Securities
            Act"), or the securities laws of any state, based in part upon representations set forth herein. Each of the Subscribers understands that the Shares subscribed for hereunder may not be offered, sold, transferred, pledged or hypothecated to any person in the absence of registration under the Securities Act or an opinion of counsel satisfactory to the Company that such registration is not required.
            The Subscriber understands that the Company does not plan, and is under no obligation to provide for, registration of the Shares in the future. Accordingly, any subsequent sale of part or all of the
            Subscriber's interest in the Shares will be permissible only if an exemption from the applicable registration provisions of federal and state law is available at the time of the proposed disposition. Even if such an exemption is available, the assignability and transfer of the Shares is subject to limitations imposed by this Agreement.

        (f) Each of the Subscribers further understands that a legend in substantially the following form will be placed upon all documents evidencing the Shares and that similar notations may be made on the
            Company records as a means of preventing the disposition of the Shares other than in accordance with this Agreement and applicable law:

                "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER
                UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED
                FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE,
                DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE
                BOOKS OF THE CORPORATION, WITHOUT REGISTRATION UNDER ALL APPLICABLE

                UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN
                APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE
                CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER'S COUNSEL, IN
                FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH
                REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR
                ASSIGNMENT."

        (g) Each of the Subscribers has the power and authority to execute and comply with the terms of this Agreement and the person executing said documents on its behalf has the necessary power to do so.

        (h) Each of the Subscribers represents and warrants that he is an
            "Accredited Investor" as that term is defined in Rule 501(a) of
            Regulation D of the Securities Act, or the Subscriber, either alone or with his purchaser representative, has such knowledge and experience in business and financial matters that he is capable of evaluating the merits and risks of an investment in the Shares.

4. THE COMPANY'S REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to the Subscribers that, as of the date of this Agreement:

        (a) All issued and outstanding Shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

        (b) The Company has been notified by the Subscribers that, and the Company has considered whether, it should retain independent counsel, as well as such other advice as may be appropriate, to independently determine that this Agreement is fair and reasonable to the Company. The Company also acknowledges that it has had the opportunity for such consultation and has been aware that such consultation may be desirable.

        (c) The Company acknowledges that it had duly considered the disclosures and considerations stated on the attached Client Acknowledgment and
            Consent.

        (d) The Company has the full power and lawful authority to consummate its obligations and transactions contemplated by this Agreement on the terms and conditions set forth in this Agreement, and no permit, consent, approval, authorization or other order of or filing with any other person or entity is required in connection with such authorization, execution, delivery, and consummation; and the execution, delivery and performance by the Company of this Agreement and the transactions contemplated by this Agreement constitute the valid and binding obligations of the Company, enforceable against the
            Company in accordance with the terms of this Agreement, and will not result in the violation or breach of any term or provision of, or constitute (with or without due notice or lapse of time or both) a default under any agreement or instrument to which the Company is a party or by which the Company is bound. The Shares issued to the
            Subscribers will be validly issued, fully paid and nonassessable.

        (e) The Company is not subject to, or a party to, any agreement, contract, order, judgment or decree or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by this Agreement.

5. MISCELLANEOUS

        (a) This Agreement is governed by and construed in accordance with the laws of the State of Arizona applicable to contracts made and wholly performed in that jurisdiction.

        (b) This Agreement constitutes the entire agreement among the parties hereto with respect to its subject matter and may be amended only by a written document executed by the party to be bound.

        (c) This Agreement may be signed in counterparts, any one of which will be deemed to be an original and all of which, when taken together, will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telephone facsimile transmission will be effective as delivery of a manually executed counterpart of this Agreement.

THE SUBSCRIBERS REPRESENT THAT THE INFORMATION CONTAINED IN THIS SUBSCRIPTION
AGREEMENT IS COMPLETE AND ACCURATE AND COVENANT THAT THE SUBSCRIBERS WILL
CONTACT THE COMPANY IMMEDIATELY IF ANY MATERIAL CHANGE IN ANY OF THE INFORMATION
OCCURS PRIOR TO THE ACCEPTANCE OF THIS SUBSCRIPTION AGREEMENT.

IN WITNESS WHEREOF, the undersigned have carefully reviewed this Agreement, and has executed this Agreement this 10th day of December, 2003

LERCH & DePRIMA, P.L.C.

    /s/ Stanford E. Lerch
By:_________________________
   Stanford E. Lerch

     /s/ Anthony E. DePrima
By: _________________________
     Anthony E. DePrima

STANFORD E. LERCH, P.C.

    /s/ Stanford E. Lerch
By:_________________________
    Stanford E. Lerch

Tax Identification Number:  _________________________

Address:      1700 E. Thomas Rd.,
              Suite B
              Phoenix, AZ  86016

ANTHONY DEPRIMA, P.C.

     /s/ Anthony E. DePrima
By: _________________________
    Anthony E. DePrima

Tax Identification Number:  _________________________

Address:      1700 E. Thomas Rd.,
              Suite B
              Phoenix, AZ  86016

                                   Acceptance

The Company hereby accepts the Subscribers's offer to purchase 27,384 Shares of
SurfNet Media Group, Inc. at $2.00 per Share as of the date indicated below.

Dated: December 10, 2003

SURFNET MEDIA GROUP, INC.

     /s/ James P. Haught
By:_________________________
   James P. Haught
   Chief Executive Officer

                                   Appendix I

                             Investor Questionnaire

                             INVESTOR QUESTIONNAIRE

Each of the Subscribers in connection with the acquisition of securities of
SurfNet Media Group, Inc., a Delaware corporation (the Company") pursuant to that certain Fee Arrangement Agreement ("Agreement") dated December 10, 2003, hereby makes the following representations and warranties:

Each of the Subscribers understands that the Company is relying on this information in determining to offer securities to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended ("Act") and applicable state securities laws.

Accredited Investor

Each of the Subscribers represents and warrants that the Subscribers fall within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED
INVESTOR THAT YOU, THE SUBSCRIBERS, SATISFY, BY PLACING YOUR INITIALS ON THE
APPROPRIATE LINE BELOW.

_____ Category 1. A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or

_____ Category 2. A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Act, whether acting in its individual or fiduciary capacity; or

_____ Category 3. A broker or dealer registered pursuant to Section 15 of the
Securities Exchange Act of 1934; or

_____ Category 4. An insurance company as defined in Section 2(13) of the Act;
or

_____ Category 5. An investment company registered under the Investment Company
Act of 1940; or

_____ Category 6. A business development company as defined in Section 2(a) (48)
of the Investment Company Act of 1940; or

_____ Category 7. A small business investment company licensed by the U.S. Small
Business Administration under Section 301(c) or (d) of the Small Business
Investment Act of 1958; or

_____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of
US$5,000,000; or

_____ Category 9. An employee benefit plan within the meaning of the Employee
Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____ Category 10. A private business development company as defined in Section
202(a) (22) or the Investment Advisors Act of 1940; or

_____ Category 11. An organization described in Section 501(c)(3) of the
Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

_____ Category 12. A director, executive officer or general partner of the
Company; or

_____ Category 13. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds
US$1,000,000; or

_____ Category 14. A natural person who had an individual income in excess of
US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15. A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule
506(b)(2)(ii); or

_____ Category 16. An entity in which all of the equity owners are accredited investors.

Non-Accredited Investor

_____ Category 17. Either alone or with his purchaser representative, the
Subscriber has such knowledge and experience in business and financial matters that he is capable of evaluating the merits and risks of an investment in the shares.

Restricted Securities

Each of the Subscribers acknowledges that the Company has hereby disclosed to the Subscriber in writing:

(a) The securities that the Subscribers is acquiring have not been registered under the Act, or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available.

(b) The Company will make a notation in its records of the above described restrictions on transfer and of the legend described below.

Legend

Each of he Subscribers agrees that all of the securities shall have endorsed thereon a legend to the following effect:

        "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER
        UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED
        FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE,
        DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE
        BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES
        UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR
        COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT
        THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF
        SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO
        VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY
        PROPOSED TRANSFER OR ASSIGNMENT."

                                       10

IN WITNESS WHEREOF, the undersigned has executed this questionnaire as of
September 18, 2003. STANFORD E. LERCH, P.C.

By:_________________________
         Stanford E. Lerch

Tax Identification Number:  _________________________

Address:      1700 E. Thomas Rd.,
              Suite B
              Phoenix, AZ  86016

ANTHONY DEPRIMA, P.C.

By: _________________________
         Anthony E. DePrima

Tax Identification Number:  _________________________

Address:      1700 E. Thomas Rd.,
              Suite B
              Phoenix, AZ  86016

                                       11

                                   Appendix II

                        Client Acknowledgment and Consent

                        CLIENT ACKNOWLEDGMENT AND CONSENT

The Company hereby acknowledges and consents as follows, with respect to the engagement described in the attached retainer agreement letter:

1. Lerch & DePrima, P.L.C. is not representing or otherwise looking out for the
Company's interests regarding the Fee Arrangement Agreement dated December 10,
2003 ("Agreement") and specifically regarding the portion of the Agreement involving payment of Shares for fees.

2. The nature of the Lerch & DePrima, P.L.C.'s conflicting interest in the
Agreement includes that Lerch & DePrima, P.L.C. is a provider of services, and the Company is a buyer of such services. In addition, the conflict between seller and buyer in a equity-for-fees agreement is such that while Lerch &
DePrima, P.L.C. believes that the terms of the Agreement are fair and reasonable both to the Company and to the Subscribers, it is always possible that the Lerch
& DePrima, P.L.C.'s judgment or the Company's judgment will be incorrect or that their judgments will be affected by their own interests.

3. The reasonably foreseeable risks known to each of the Subscribers are as follows. There is the possibility that the Shares transferred to the Subscriber have a value, or will appreciate in value, beyond the value of comparable cash payments. The risks to the Company also include the possibility, which is normally not likely to occur, that the Subscriber's status as a shareholder in the Company could create a conflict of interest between the Subscriber and the
Company, depending on unknown events in the future. The risks to the Subscriber inherent in the agreement include the possibility that the Company will fail to reach its financial objectives and that the investment will have no value or less value than cash payments would have. The benefits to the Company in the agreement include the possibility that the Company will receive legal services on favorable economic terms and that the Company will be able to devote its cash resources to needs other than legal services. The benefits to the Subscriber include the possibility that the Company will achieve its financial objectives and that the Subscriber's investment will appreciate in value and the possibility that the current value of the stock is higher than the Subscriber or the Company believe it is.

Dated: December 10, 2003

SURFNET MEDIA GROUP, INC.

By:_________________________
         James P. Haught
         Chief Executive Officer

                                       12